Contact:
Brian Meta
Senior Vice President
Head of Investor Relations and FP&A
Tel (212) 796-9353

COHEN & STEERS REPORTS RESULTS FOR FIRST QUARTER 2026

•Diluted EPS of $0.82; $0.79, as adjusted
•Operating margin of 34.4%; 35.1%, as adjusted
•Ending AUM of $93.1 billion; average AUM of $94.4 billion
•Net inflows of $497 million

NEW YORK, NY, April 16, 2026—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the quarter ended March 31, 2026.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	March 31, 2026	December 31, 2025	$ Change	% Change
U.S. GAAP
Revenue	$145,639	$143,803	$1,836	1.3%
Expenses	$95,517	$103,493	$(7,976)	(7.7%)
Operating income	$50,122	$40,310	$9,812	24.3%
Net income attributable to common stockholders	$42,368	$34,879	$7,489	21.5%
Diluted earnings per share	$0.82	$0.68	$0.14	21.6%
Operating margin	34.4%	28.0%	N/A	640 bps

As Adjusted (1)
Net income attributable to common stockholders	$40,692	$41,718	$(1,026)	(2.5%)
Diluted earnings per share	$0.79	$0.81	$(0.02)	(2.4%)
Operating margin	35.1%	36.4%	N/A	(130 bps)
_________________________ (1)Refer to pages 13-14 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	March 31, 2026	December 31, 2025	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$75,050	$74,387	$663	0.9%
Institutional accounts	34,542	34,477	$65	0.2%
Closed-end funds	27,234	27,026	$208	0.8%
Total	136,826	135,890	$936	0.7%
Distribution and service fees	8,055	7,475	$580	7.8%
Other	758	438	$320	73.1%
Total revenue	$145,639	$143,803	$1,836	1.3%

•The increase in total investment advisory and administration fees from the fourth quarter of 2025 was primarily due to higher average assets under management, partially offset by two fewer days in the current quarter.
•The increase in distribution and service fees from the fourth quarter of 2025 was primarily due to higher average assets under management in open-end funds.
Expenses

(in thousands)	Three Months Ended
	March 31, 2026	December 31, 2025	$ Change	% Change
Employee compensation and benefits	$57,702	$56,076	$1,626	2.9%
Distribution and service fees	16,337	25,670	$(9,333)	(36.4)%
General and administrative	18,904	19,212	$(308)	(1.6)%
Depreciation and amortization	2,574	2,535	$39	1.5%
Total expenses	$95,517	$103,493	$(7,976)	(7.7)%

•Employee compensation and benefits increased from the fourth quarter of 2025 which included an adjustment to reflect the amounts actually paid in January 2026.
•Distribution and service fees decreased from the fourth quarter of 2025. The fourth quarter of 2025 included expenses associated with the Cohen & Steers Infrastructure Fund, Inc. (UTF) rights offering of $9.9 million.
•General and administrative expenses decreased from the fourth quarter of 2025, primarily due to lower recruitment and lower fund organization costs related to the UTF rights offering in the fourth quarter of 2025, partially offset by higher business development-related expenses.
Operating Margin
Operating margin was 34.4% for the first quarter of 2026, compared with 28.0% for the fourth quarter of 2025. The fourth quarter of 2025 included expenses associated with the UTF rights offering.

Non-operating Income (Loss)

(in thousands)	Three Months Ended March 31, 2026
	Consolidated Funds (1)		Corporate - Seed and Other	Total
Interest and dividend income	$1,035		$4,272	$5,307
Gain (loss) from investments—net	(489)		1,500	1,011
Foreign currency gain (loss)—net	—		759	759
Total non-operating income (loss)	546		6,531	7,077
Net (income) loss attributable to noncontrolling interests	1,148		—	1,148
Non-operating income (loss) attributable to the company	$1,694		$6,531	$8,225

(in thousands)	Three Months Ended December 31, 2025
	Consolidated Funds (1)		Corporate - Seed and Other	Total
Interest and dividend income	$637		$4,580	$5,217
Gain (loss) from investments—net	(1,540)		(708)	(2,248)
Foreign currency gain (loss)—net	—		(991)	(991)
Total non-operating income (loss)	(903)		2,881	1,978
Net (income) loss attributable to noncontrolling interests	4,176		—	4,176
Non-operating income (loss) attributable to the company	3,273	3,273	2,881	6,154
_________________________ (1)Represents seed investments in funds that the company is required to consolidate under U.S. GAAP.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate to the effective income tax rate is summarized in the following table:

	Three Months Ended
	March 31, 2026	December 31, 2025
U.S. federal statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	3.0	3.2
Nontaxable or nondeductible items:
Nondeductible executive compensation	1.2	2.7
Excess tax deficiencies (benefits) related to the vesting and delivery of restricted stock units	1.7	(0.5)
Valuation allowance	(0.1)	(1.0)
Effect of cross-border tax laws	0.1	0.2
Foreign tax effects	0.2	—	*
Changes in unrecognized tax benefits	0.1	—	*
Other	0.2	(0.7)
Effective income tax rate	27.4%	24.9%
_________________________ •Percentage rounds to less than 0.1%.

Assets Under Management

(in millions)	As of		Change
By Investment Vehicle	March 31, 2026	December 31, 2025	$	%
Open-end funds	$44,841	$43,437	$1,404	3.2%
Institutional accounts	36,029	35,060	$969	2.8%
Closed-end funds	12,258	12,047	$211	1.8%
Total	$93,128	$90,544	$2,584	2.9%

By Investment Strategy
U.S. real estate	$44,569	$43,503	$1,066	2.5%
Preferred securities	17,848	18,081	$(233)	(1.3%)
Global/international real estate	14,361	14,273	$88	0.6%
Global listed infrastructure	12,589	11,456	$1,133	9.9%
Other	3,761	3,231	$530	16.4%
Total	$93,128	$90,544	$2,584	2.9%

Assets under management at March 31, 2026 were $93.1 billion, an increase of 2.9% from $90.5 billion at December 31, 2025. The increase was due to net inflows of $497 million and market appreciation of $2.7 billion, partially offset by distributions of $627 million.
Open-end Funds
Assets under management in open-end funds at March 31, 2026 were $44.8 billion, an increase of 3.2% from $43.4 billion at December 31, 2025. The change was primarily due to the following:
•Net inflows of $224 million into U.S. real estate, $156 million into preferred securities and $147 million into real assets multi-strategy (included in "Other");
•Market appreciation of $858 million from U.S. real estate; and
•Distributions of $168 million from U.S. real estate and $133 million from preferred securities, of which $254 million was reinvested and included in net flows.
Institutional Accounts
Assets under management in institutional accounts at March 31, 2026 were $36.0 billion, an increase of 2.8% from $35.1 billion at December 31, 2025. The change was primarily due to the following:
•Advisory:
◦Net inflows of $101 million into global listed infrastructure and $79 million into global/international real estate; and
◦Market appreciation of $380 million from global listed infrastructure and $224 million from U.S. real estate.

•Subadvisory:
◦Net outflows of $250 million from U.S. real estate;
◦Market appreciation of $306 million from U.S. real estate and $216 million from global listed infrastructure; and
◦Distributions of $147 million from U.S. real estate.

Closed-end Funds
Assets under management in closed-end funds at March 31, 2026 were $12.3 billion, an increase of 1.8% from $12.0 billion at December 31, 2025. The change was primarily due to the following:
◦Market appreciation of $334 million from global listed infrastructure; and
◦Distributions of $165 million.

Investment Performance at March 31, 2026
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2026 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at March 31, 2026. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of March 31, 2026, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $342.9 million, compared with $403.2 million as of December 31, 2025. As of March 31, 2026, stockholders' equity was $563.4 million, compared with $562.0 million as of December 31, 2025.

Conference Call Information
Cohen & Steers will host a conference call on Friday, April 17, 2026 at 10:00 a.m. (ET) to discuss the company's first quarter results. Investors and analysts can access the live conference call by dialing 800-715-9871 (U.S.) or +1-646-307-1963 (international); passcode: 8494569. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes and can be accessed at 800-770-2030 (U.S.) or +1-609-800-9909 (international); passcode: 8494569. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2025 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2026	December 31, 2025	March 31, 2025	December 31, 2025	March 31, 2025
Revenue:
Investment advisory and administration fees	$136,826	$135,890	$126,771
Distribution and service fees	8,055	7,475	7,184
Other	758	438	512
Total revenue	145,639	143,803	134,467	1.3%	8.3%
Expenses:
Employee compensation and benefits	57,702	56,076	54,554
Distribution and service fees	16,337	25,670	15,189
General and administrative	18,904	19,212	17,169
Depreciation and amortization	2,574	2,535	2,357
Total expenses	95,517	103,493	89,269	(7.7%)	7.0%
Operating income	50,122	40,310	45,198	24.3%	10.9%
Non-operating income (loss):
Interest and dividend income	5,307	5,217	5,371
Gain (loss) from investments—net	1,011	(2,248)	3,553
Foreign currency gain (loss)—net	759	(991)	(1,172)
Total non-operating income (loss)	7,077	1,978	7,752	257.8%	(8.7%)
Income before provision for income taxes	57,199	42,288	52,950	35.3%	8.0%
Provision for income taxes	15,979	11,585	9,661
Net income	41,220	30,703	43,289	34.3%	(4.8%)
Net (income) loss attributable to noncontrolling interests	1,148	4,176	(3,511)
Net income attributable to common stockholders	$42,368	$34,879	$39,778	21.5%	6.5%

Earnings per share attributable to common stockholders:
Basic	$0.82	$0.68	$0.78	21.0%	5.7%
Diluted	$0.82	$0.68	$0.77	21.6%	6.1%

Weighted average shares outstanding:
Basic	51,441	51,243	51,058
Diluted	51,595	51,639	51,418

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	March 31, 2026	December 31, 2025	March 31, 2025	December 31, 2025	March 31, 2025
Open-end Funds
Assets under management, beginning of period	$43,437	$44,421	$40,962
Inflows	3,358	3,487	3,519
Outflows	(2,803)	(3,474)	(2,934)
Net inflows (outflows)	555	13	585
Market appreciation (depreciation)	1,155	(378)	1,033
Distributions	(306)	(535)	(282)
Transfers	—	(84)	—
Total increase (decrease)	1,404	(984)	1,336
Assets under management, end of period	$44,841	$43,437	$42,298	3.2%	6.0%
Average assets under management	$45,279	$43,812	$41,801	3.3%	8.3%

Institutional Accounts
Assets under management, beginning of period	$35,060	$34,711	$33,563
Inflows	1,103	1,790	1,100
Outflows	(1,162)	(1,109)	(1,466)
Net inflows (outflows)	(59)	681	(366)
Market appreciation (depreciation)	1,184	(252)	853
Distributions	(156)	(164)	(164)
Transfers	—	84	—
Total increase (decrease)	969	349	323
Assets under management, end of period	$36,029	$35,060	$33,886	2.8%	6.3%
Average assets under management	$36,714	$34,924	$33,623	5.1%	9.2%

Closed-end Funds
Assets under management, beginning of period	$12,047	$11,765	$11,289
Inflows	1	513	3
Outflows	—	—	—
Net inflows (outflows)	1	513	3
Market appreciation (depreciation)	375	(55)	257
Distributions	(165)	(176)	(154)
Total increase (decrease)	211	282	106
Assets under management, end of period	$12,258	$12,047	$11,395	1.8%	7.6%
Average assets under management	$12,368	$12,015	$11,354	2.9%	8.9%

Total
Assets under management, beginning of period	$90,544	$90,897	$85,814
Inflows	4,462	5,790	4,622
Outflows	(3,965)	(4,583)	(4,400)
Net inflows (outflows)	497	1,207	222
Market appreciation (depreciation)	2,714	(685)	2,143
Distributions	(627)	(875)	(600)
Total increase (decrease)	2,584	(353)	1,765
Assets under management, end of period	$93,128	$90,544	$87,579	2.9%	6.3%
Average assets under management	$94,361	$90,751	$86,778	4.0%	8.7%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	March 31, 2026	December 31, 2025	March 31, 2025	December 31, 2025	March 31, 2025
Advisory
Assets under management, beginning of period	$20,843	$20,208	$19,272
Inflows	708	1,055	597
Outflows	(498)	(404)	(705)
Net inflows (outflows)	210	651	(108)
Market appreciation (depreciation)	626	(100)	539
Transfers	—	84	—
Total increase (decrease)	836	635	431
Assets under management, end of period	$21,679	$20,843	$19,703	4.0%	10.0%
Average assets under management	$21,986	$20,513	$19,581	7.2%	12.3%

Subadvisory
Assets under management, beginning of period	$14,217	$14,503	$14,291
Inflows	395	735	503
Outflows	(664)	(705)	(761)
Net inflows (outflows)	(269)	30	(258)
Market appreciation (depreciation)	558	(152)	314
Distributions	(156)	(164)	(164)
Total increase (decrease)	133	(286)	(108)
Assets under management, end of period	$14,350	$14,217	$14,183	0.9%	1.2%
Average assets under management	$14,728	$14,411	$14,042	2.2%	4.9%

Total Institutional Accounts
Assets under management, beginning of period	$35,060	$34,711	$33,563
Inflows	1,103	1,790	1,100
Outflows	(1,162)	(1,109)	(1,466)
Net inflows (outflows)	(59)	681	(366)
Market appreciation (depreciation)	1,184	(252)	853
Distributions	(156)	(164)	(164)
Transfers	—	84	—
Total increase (decrease)	969	349	323
Assets under management, end of period	$36,029	$35,060	$33,886	2.8%	6.3%
Average assets under management	$36,714	$34,924	$33,623	5.1%	9.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	March 31, 2026	December 31, 2025	March 31, 2025	December 31, 2025	March 31, 2025
U.S. Real Estate
Assets under management, beginning of period	$43,503	$44,153	$42,930
Inflows	2,177	2,747	2,319
Outflows	(2,197)	(1,953)	(2,536)
Net inflows (outflows)	(20)	794	(217)
Market appreciation (depreciation)	1,457	(959)	1,250
Distributions	(371)	(453)	(362)
Transfers	—	(32)	(10)
Total increase (decrease)	1,066	(650)	661
Assets under management, end of period	$44,569	$43,503	$43,591	2.5%	2.2%
Average assets under management	$45,271	$43,748	$43,340	3.5%	4.5%

Preferred Securities
Assets under management, beginning of period	$18,081	$18,443	$18,330
Inflows	850	956	847
Outflows	(717)	(1,290)	(923)
Net inflows (outflows)	133	(334)	(76)
Market appreciation (depreciation)	(183)	156	121
Distributions	(183)	(184)	(178)
Transfers	—	—	10
Total increase (decrease)	(233)	(362)	(123)
Assets under management, end of period	$17,848	$18,081	$18,207	(1.3%)	(2.0%)
Average assets under management	$18,182	$18,242	$18,380	(0.3%)	(1.1%)

Global/International Real Estate
Assets under management, beginning of period	$14,273	$14,520	$13,058
Inflows	632	527	460
Outflows	(586)	(677)	(626)
Net inflows (outflows)	46	(150)	(166)
Market appreciation (depreciation)	51	(68)	242
Distributions	(9)	(61)	(5)
Transfers	—	32	—
Total increase (decrease)	88	(247)	71
Assets under management, end of period	$14,361	$14,273	$13,129	0.6%	9.4%
Average assets under management	$15,020	$14,343	$13,170	4.7%	14.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	March 31, 2026	December 31, 2025	March 31, 2025	December 31, 2025	March 31, 2025
Global Listed Infrastructure
Assets under management, beginning of period	$11,456	$10,521	$8,793
Inflows	395	1,312	752
Outflows	(299)	(380)	(166)
Net inflows (outflows)	96	932	586
Market appreciation (depreciation)	1,091	96	407
Distributions	(54)	(93)	(46)
Transfers	—	—	(30)
Total increase (decrease)	1,133	935	917
Assets under management, end of period	$12,589	$11,456	$9,710	9.9%	29.6%
Average assets under management	$12,286	$11,149	$9,047	10.2%	35.8%

Other
Assets under management, beginning of period	$3,231	$3,260	$2,703
Inflows	408	248	244
Outflows	(166)	(283)	(149)
Net inflows (outflows)	242	(35)	95
Market appreciation (depreciation)	298	90	123
Distributions	(10)	(84)	(9)
Transfers	—	—	30
Total increase (decrease)	530	(29)	239
Assets under management, end of period	$3,761	$3,231	$2,942	16.4%	27.8%
Average assets under management	$3,602	$3,269	$2,841	10.2%	26.8%

Total
Assets under management, beginning of period	$90,544	$90,897	$85,814
Inflows	4,462	5,790	4,622
Outflows	(3,965)	(4,583)	(4,400)
Net inflows (outflows)	497	1,207	222
Market appreciation (depreciation)	2,714	(685)	2,143
Distributions	(627)	(875)	(600)
Total increase (decrease)	2,584	(353)	1,765
Assets under management, end of period	$93,128	$90,544	$87,579	2.9%	6.3%
Average assets under management	$94,361	$90,751	$86,778	4.0%	8.7%

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports that are used in evaluating its business. While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Net Income Attributable to Common Stockholders and Diluted Earnings per Share

	Three Months Ended
(in thousands, except per share data)	March 31, 2026		December 31, 2025		March 31, 2025
Net income attributable to common stockholders, U.S. GAAP	$42,368		$34,879		$39,778
Seed investments—net (1)	(3,299)		(1,498)		(50)
Accelerated vesting of restricted stock units	(4)		(77)		369
Fund launch and rights offering costs	335		10,814		—
Other non-recurring expense (2)	—		—		616
Foreign currency (gain) loss—net	(759)		422		969
Tax effects of adjustments above	1,300		(2,062)		(438)
Tax effects of discrete tax items (3)	751		(760)		(2,891)
Net income attributable to common stockholders, as adjusted	$40,692		$41,718		$38,353

Diluted weighted average shares outstanding	51,595		51,639		51,418
Diluted earnings per share, U.S. GAAP	$0.82		$0.68		$0.77
Seed investments—net (1)	(0.06)		(0.03)		—	*
Accelerated vesting of restricted stock units	—	*	—	*	0.01
Fund launch and rights offering costs	0.01		0.21		—
Other non-recurring expense (2)	—		—		0.01
Foreign currency (gain) loss—net	(0.02)		0.01		0.02
Tax effects of adjustments above	0.03		(0.04)		(0.01)
Tax effects of discrete tax items (3)	0.01		(0.02)		(0.05)
Diluted earnings per share, as adjusted	$0.79		$0.81		$0.75
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents reimbursement of filing fees paid by certain members of senior leadership for the three months ended March 31, 2025.
(3)Includes excess tax benefits related to the vesting and delivery of restricted stock units and unrecognized tax benefit adjustments.

Reconciliations of U.S. GAAP to As Adjusted Financial Results

Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Revenue, U.S. GAAP	$145,639	$143,803	$134,467
Fund related amounts (1)	(1,375)	(9)	(677)
Revenue, as adjusted	$144,264	$143,794	$133,790

Expenses, U.S. GAAP	$95,517	$103,493	$89,269
Fund related amounts (1)	(1,576)	(1,324)	(940)
Accelerated vesting of restricted stock units	4	77	(369)
Fund launch and rights offering costs	(335)	(10,814)	—
Other non-recurring expense (2)	—	—	(616)
Expenses, as adjusted	$93,610	$91,432	$87,344

Operating income, U.S. GAAP	$50,122	$40,310	$45,198
Fund related amounts (1)	201	1,315	263
Accelerated vesting of restricted stock units	(4)	(77)	369
Fund launch and rights offering costs	335	10,814	—
Other non-recurring expense (2)	—	—	616
Operating income, as adjusted	$50,654	$52,362	$46,446

Operating margin, U.S. GAAP	34.4%	28.0%	33.6%
Operating margin, as adjusted	35.1%	36.4%	34.7%
__________________________
(1)Represents the impact of consolidated funds and expenses incurred on behalf of certain company-sponsored funds.
(2)Represents reimbursement of filing fees paid by certain members of senior leadership for the three months ended March 31, 2025.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	March 31, 2026	December 31, 2025	March 31, 2025
Non-operating income (loss), U.S. GAAP	$7,077	$1,978	$7,752
Seed investments—net (1)	(2,352)	1,363	(3,824)
Foreign currency (gain) loss—net	(759)	422	969
Non-operating income (loss), as adjusted	$3,966	$3,763	$4,897
_________________________ (1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.